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                                                                    Exhibit 23.3

        [LETTERHEAD OF BLACKMAN KALLICK BARTELSTEIN, LLP APPEARS HERE]




                        Consent of Independent Auditors

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated May 26, 1998 in the Registration Statement (Form S-1 No.
33-     ) and related Prospectus of C.D. Smith Drug Company for the registration
of    shares of its common stock.


                                    /s/ Blackman Kallick Bartelstein, LLP
                                    -------------------------------------
                                    Blackman Kallick Bartelstein, LLP



Chicago, Illinois
July 20, 1998